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                               SECURITY AGREEMENT

            AGREEMENT, made as of the 15th day of December, 1997, by and between: CLARENDON HOLDINGS, LLC, a Delaware limited liability company, having an office c/o Mentmore Holdings Corp., 1430 Broadway, 13th Floor, New York, New York 10018 (the "Company"); and

            TEXFI INDUSTRIES, INC., a Delaware corporation, having an office at 5400 Glenwood Avenue, Suite 215, Raleigh, North Carolina 27612 ("Texfi").

                              W I T N E S S E T H:

            WHEREAS:

            A. The Company has executed and delivered to Texfi its promissory note dated of even date herewith in the principal amount of $3.8 million (hereinafter, as it may from time to time be amended, modified or supplemented, referred to as the "Note") in consideration for the sale and transfer by Texfi to the Company on the date hereof of all of its Interest as a Member in Rival Sport LLC, a Delaware limited liability company ("Rival"), created and operating under and pursuant to that certain Limited Liability Company Agreement dated as of February 26, 1997 (as such agreement may hereafter be amended, modified or supplemented, the "LLC Agreement") by and among Texfi, NHL Enterprises, L.P. and HockeyMan, Inc. (all capitalized terms used herein that are defined in the LLC Agreement shall have the meanings given so them therein), pursuant to the Purchase Agreement of even date herewith between the Company and Texfi (the "Purchase Agreement");

            B. The Purchase Agreement and the Note require that the Company's obligations under the Note be secured by the grant by the Company to Texfi of a first lien on and security interest in all of the Company's right to receive distributions in cash from Rival in its capacity as a Member of Rival under and pursuant to the LLC Agreement (but not in the Interest itself that is being sold and transferred on the date hereof by Texfi to the Company) (such right of the Company is hereinafter referred to as its "Right to Receive Rival Distributions");

            NOW, THEREFORE, in consideration of the foregoing and in order to induce Texfi to sell its Interest in Rival to the Company on the date hereof pursuant to the Purchase Agreement, the Company hereby agrees with Texfi as follows:

            1. As collateral security for the due payment and performance of all indebtedness and other liabilities and obligations of the Company to Texfi arising out of or in any way connected with the Note, whether now existing or hereafter arising (referred to collectively as the "Obligations"), the Company hereby pledges, assigns, sets over and transfers to Texfi, and grants to Texfi a first security interest in, all of the Company's right, title and
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interest in and to its Right to Receive Rival Distributions and in all of the
proceeds thereof (hereinafter referred to, collectively, as the "Collateral").

            2. The Company represents and warrants to Texfi that the Company is, after giving effect to its acquisition of Texfi's Interest in Rival on the date hereof pursuant to the Purchase Agreement, the owner of the Right to Receive Rival Distributions, and has good and marketable title thereto, free of any and all liens, security interests, encumbrances or claims, and upon filing of appropriate Uniform Commercial Code financing statements with the City Register of New York County and the Department of State of the State of New York, this Agreement creates and grants a valid first lien on and perfected security interest in the Right to Receive Rival Distributions and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Company that would include the Collateral. The Company will not sell, convey, or otherwise dispose of any interest in any of the Collateral, nor create or assume or permit to exist any assignment, lien, security interest, encumbrance or claim on or against any of the Collateral except as created by this Amendment, and the Company will promptly notify Texfi of any such other claim, lien, security interest or other encumbrance made or asserted against any of the Collateral and will defend the Collateral against any such claim, lien, security interest or other encumbrance.

            3. In the event of the occurrence of any Event of Default as defined or specified in the Note:

               (a) Texfi, thereafter, with or without notice to the Company and without demand of performance or other demand, may forthwith exercise all rights of the holder of the Collateral available under law, and may sell, assign, contract to sell or otherwise dispose of and deliver the Collateral as it may deem best, for cash or on credit, or for future delivery, and generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law and the Company shall be obligated to pay to Texfi any and all interest penalty required by law or otherwise for redemption of the Collateral before due.

               (b) The payments received by Texfi under the Collateral or the proceeds of any collection, recovery, receipt, appropriation, realization or disposition of the Collateral shall be applied as follows:

                        First, to the costs, fees and expenses of every kind incurred in connection therewith or incidental to the collection of payments, including, without limitation, any interest penalty required by law or otherwise for redemption of the Collateral before due, or the care, safekeeping, reinvestment, or otherwise of the Collateral or the preparing for the sale, selling and the like, or in any way relating to the rights of Texfi hereunder, including reasonable attorneys' fees and legal expenses incurred by Texfi:

                  Second, to satisfaction of the Obligations;


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                  Third, to the payment of any other amounts required by
applicable law; and

                  Fourth, to the Company to the extent of any surplus proceeds.

If the payments received by Texfi under the Collateral or upon the sale or other disposition of the Collateral, or the proceeds thereof are insufficient to pay all amounts to which Texfi is legally entitled, the Company, under the Note, will be liable for the deficiency, together with interested thereon, at the rate prescribed in the Note, and the reasonable fees of any attorneys employed by Texfi to collect such deficiency. To the extent permitted by applicable law, the Company waives all claims, damages and demands against Texfi arising out of the receipt of payments under the Collateral or the sale of any or all of the Collateral.

            4. The Company hereby authorizes Texfi and does hereby make, constitute and appoint Texfi, and any officer or agent of Texfi with full power of substitution, as the Company's true and lawful attorney in fact, with power, in its own name or in the name of the Company, to endorse any notes, checks, drafts, money orders, or other instruments or payment in respect to the Collateral that may come into possession of Texfi; to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against any of the Collateral; to demand, collect, receipt for, compromise, settle and sue for monies due in respect of any or all of the Collateral; and, generally, to do, at Texfi's option and at the Company's expense, at any time or from time to time, all acts and things that Texfi deems necessary to protect, preserve, and realize upon the Collateral and Texfi's security interest therein in order to effect the intent of this Agreement and the Note, all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

            5. (a) No course of dealing between the Company and Texfi, nor any failure to exercise, nor any delay in exercising, on the part of Texfi, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

               (b) The rights and remedies herein provided and provided in the Note, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

            6. (a) This Agreement is subject to modification only by a writing signed by the parties hereto.

               (b) The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.


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               (c) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      7. The term of this Agreement shall commence on the date hereof and shall continue in full force and effect, and be binding upon the Company, until all of the Obligations have been duly paid and performed and such payment and performance has been acknowledged in writing by Texfi, whereupon this Agreement shall terminate.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                    CLARENDON HOLDINGS, LLC


                                    By /s/ William L. Remley
                                       ---------------------

                                    TEXFI INDUSTRIES, INC.


                                    By /s/ Dane L. Vincent
                                       --------------------


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